UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2024

XTI AEROSPACE, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-36404	88-0434915
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8123 InterPort Blvd., Suite C Englewood, CO	80112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 680-7412

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	XTIA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Note Purchase Agreement, Secured Promissory Note, Guaranty, Pledge Agreement and Security Agreement

On May 1, 2024, XTI Aerospace, Inc. (the “Company”) entered into a note purchase agreement (the “Purchase Agreement”) with Streeterville Capital, LLC (the “Holder”), pursuant to which the Company agreed to issue and sell to the Holder a secured promissory note (the “Note”) in an initial principal amount of $1,305,000.00 (the “Initial Principal Amount”), which is payable on or before the date that is 12 months from the issuance date (the “Maturity Date”), and upon the satisfaction of certain conditions set forth in the Purchase Agreement, up to two additional secured promissory notes (the “Subsequent Notes”). The Initial Principal Amount includes an original issue discount of $290,000.00 and $15,000.00 that the Company agreed to pay to the Holder to cover the Holder’s legal fees, accounting costs, due diligence, monitoring and other transaction costs. In exchange for the Note, the Holder paid an aggregate purchase price of $1,000,000.00. The Company intends to use the net proceeds from the sale of the Note and any Subsequent Notes for general working capital purposes.

The Holder is also the holder of 9,051.521 shares of the Company’s non-convertible Series 9 preferred stock (the “Series 9 Preferred Stock”) issued on March 12, 2024 in exchange for the cancellation of the remaining balance under a then outstanding unsecured promissory note of the Company.

The Company’s wholly-owned subsidiary, XTI Aircraft Company (“XTI Aircraft”), provided a guarantee, dated as of May 1, 2024 (the “Guaranty”), of the Company’s obligations to the Holder under the Note, any Subsequent Notes and the other transaction documents. In addition, the Company’s obligations under the Note, any Subsequent Notes and the other transaction documents are secured by (i) a pledge of all of the stock the Company owns in XTI Aircraft pursuant to the terms of the pledge agreement, dated as of May 1, 2024 (the “Pledge Agreement”), by and between the Company and the Holder, and (ii) those assets owned by XTI Aircraft constituting Collateral, pursuant to (and as defined in) the security agreement, dated as of May 1, 2024 (the “Security Agreement”), by and between XTI Aircraft and the Holder.

The terms of the Note include:

Interest. Interest on the Note accrues at a rate of 10% per annum and is payable on the maturity date or otherwise in accordance with the Note.

Prepayment. The Company may pay all or any portion of the amount owed earlier than it is due; provided that in the event the Company elects to prepay all or any portion of the outstanding balance, it will be required to pay to the Holder 115% of the portion of the outstanding balance the Company elects to prepay. After the occurrence of any Event of Default, each time the Company sells its common or preferred stock in a financing for the purpose of raising capital, it will be required to make a mandatory prepayment under the Note in an amount equal to the lesser of (x) twenty-five percent (25%) of the amount raised in such financing (less the aggregate amount of any mandatory prepayments of any Subsequent Notes made by the Company in accordance with the terms of such Subsequent Notes) and (y) the outstanding balance due under the Note as of the closing date of such financing, payable within five (5) days of receiving such amount.

Redemption. Beginning on the date that is six (6) months from the issuance date and at the intervals indicated below until the Note is paid in full, the Holder will have the right to require the Company to redeem up to an aggregate of one sixth (1/6) of the initial principal balance of the Note plus any interest accrued thereunder each month (each monthly exercise, a “Monthly Redemption Amount”) by providing written notice (each, a “Monthly Redemption Notice”) delivered to the Company by facsimile, email, mail, overnight courier, or personal delivery; provided, however, that if the Holder does not exercise any Monthly Redemption Amount in its corresponding month then such Monthly Redemption Amount will be available for the Holder to redeem in any future month in addition to such future month’s Monthly Redemption Amount. Upon receipt of any Monthly Redemption Notice, the Company will be required to pay the applicable Monthly Redemption Amount in cash to the Holder within five (5) business days of the Company’s receipt of such Monthly Redemption Notice.

Monitoring Fee. If the Note is still outstanding on the date that is six (6) months from the issuance date, then a one-time monitoring fee equal to ten percent (10%) of the then-current outstanding balance will be added to the Note.

Default Events. The Note includes customary event of default provisions, subject to certain cure periods, and provides for a default interest rate of 22%. Following the occurrence of an event of default (except a default due to the occurrence of bankruptcy or insolvency proceedings (the “Bankruptcy-Related Event of Default”)), the Holder may, by written notice to the Company, declare all unpaid principal, plus all accrued interest and other amounts due under the Note to be immediately due and payable without presentment, demand, protest or any other notice of kind. Upon the occurrence of a Bankruptcy-Related Event of Default, immediately and without notice, all unpaid principal, plus all accrued interest and other amounts due under the Note will become immediately due and payable.

Change in Control. Upon the occurrence of a sale of all or substantially all of the Company’s assets, or a merger, consolidation, or other capital reorganization of the Company with or into another company in which the holders of equity of the Company outstanding immediately prior to such transaction continue to hold, after such transaction, 50% or less of the total voting power represented by the voting securities of the Company, or such surviving entity, and without further notice to the Company, all unpaid principal, plus all accrued interest, original issue discount, and other amounts due under the Note, will become immediately due and payable.

In addition, pursuant to the terms of the Purchase Agreement, beginning on the date of the issuance and sale of the Note pursuant to the Purchase Agreement (the “Closing Date”) and ending on the date the Note and any Subsequent Notes are paid in full, the Holder will have a right to participate at the Holder’s discretion in up to ten percent (10%) of the amount sold in any financing transaction involving the issuance of debt or equity securities of the Company for cash consideration (the “Participation Right”). In the event the Company breaches its obligations with respect to the Participation Right, the Holder’s sole and exclusive remedy will be to receive, as liquidated damages, an amount equal to twenty percent (20%) of the amount Investor would have been entitled to invest under the Participation Right. The Company’s breach of its obligation with respect to the Participation Right will not be considered as an Event of Default (as defined in the Note) under the Note. The Participation Right does not apply in connection with an offering of securities which qualifies as an Exempt Issuance (as such term is defined in the Purchase Agreement), a transaction under Section 3(a)(10) of the Securities Act of 1933, as amended (the “Securities Act”), a registered offering made pursuant to a registration statement on Form S-1 or Form S-3, or in connection with the satisfaction of outstanding trade payables.

Pursuant to the terms of the Purchase Agreement, until all of the Company’s obligations under the Note and all other transaction documents are paid and performed in full, the Company has agreed not to issue securities in any Variable Rate Transaction (as defined in the Purchase Agreement) or issue or guarantee any debt or debt instrument, subject to certain exceptions, without the Holder’s written consent, which consent may be granted or withheld in the Holder’s sole discretion; provided that the issuance by the Company of shares of common stock in an at-the-market offering will not be deemed a Variable Rate Transaction.

The Purchase Agreement also provides for indemnification of the Holder and its affiliates in the event that they incur loss or damage related to, among other things, a breach by the Company of any of its representations, warranties or covenants under the Purchase Agreement.

Subject to the mutual consent of the Holder and the Company, the Holder will purchase a Subsequent Note on the date that is 30 days from the Closing Date and another Subsequent Note on the date that is 60 days from the Closing Date. The Subsequent Notes will have terms that are substantially similar to the terms of the Note. The initial principal amount of each Subsequent Note will be mutually agreed upon by the Holder and the Company.

The foregoing description of the Note, the Purchase Agreement, the Guaranty, the Pledge Agreement and the Security Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Note, the Purchase Agreement, the Guaranty, the Pledge Agreement and the Security Agreement, copies of which are filed as Exhibits 4.1, 10.1, 10.2, 10.3 and 10.4, respectively, and are incorporated herein by reference.

Exchange Agreements

On April 30, 2024, the Company entered into Exchange Agreements (the “Exchange Agreements”) with the holders (the “Warrant Holders”) of certain existing warrants of the Company (the “Existing Warrants”) initially issued on May 17, 2023, which were exercisable for an aggregate of 918,690 shares of the Company’s common stock. Pursuant to the Exchange Agreements, the Company has agreed to issue to the Warrant Holders 0.70 shares of common stock for each Existing Warrant, for an aggregate of 643,082 shares of common stock (collectively, the “Exchange Shares”), in exchange for the Existing Warrants (the “Warrant Exchange”), in reliance on an exemption from registration provided by Section 3(a)(9) of the Securities Act. Following the consummation of the Exchange, the Existing Warrants will be cancelled and no further shares will be issuable pursuant to the Existing Warrants.

The foregoing description of the Exchange Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Exchange Agreement, a copy of which is filed as Exhibit 10.5 and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K, to the extent required by this Item 2.03, is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

On April 18, 2024, the Company entered into an Exchange Agreement, dated April 18, 2024, with the holder of shares of the Company’s Series 9 Preferred Stock pursuant to which the Company and the holder agreed to exchange 750 shares of Series 9 Preferred Stock with an aggregate stated value of $787,500 (the “Preferred Shares”) for 266,047 shares of common stock at an effective price per share of $2.96. The Company issued the shares of common stock to the holder on April 19, 2024, at which time the Preferred Shares were cancelled. The shares of common stock issued to the holder in exchange for the Preferred Shares were issued in reliance on the exemption from registration provided by Section 3(a)(9) of the Securities Act, on the basis that (a) the shares of common stock were issued in exchange for other outstanding securities of the Company; (b) there was no additional consideration delivered by the holder in connection with the exchange; and (c) there were no commissions or other remuneration paid by the Company in connection with the exchange.

As of April 19, 2024, the Company had 10,185,458 shares of common stock outstanding.

The information set forth in Item 1.01 of this Current Report on Form 8-K with respect to the Warrant Exchange is incorporated by reference into this Item 3.02. The Warrant Exchange will be completed, and the shares of common stock to be issued in exchange for the Existing Warrants will be issued, in reliance on the exemption from registration provided by Section 3(a)(9) of the Securities Act, on the basis that (a) the shares of common stock will be issued in exchange for are other outstanding securities of the Company; (b) there was no additional consideration delivered by the Warrant Holders in connection with the Warrant Exchange; and (c) there were no commissions or other remuneration paid by the Company in connection with the Warrant Exchange.

As of May 1, 2024, after taking into account the issuance of the Exchange Shares, the Company has 10,828,540 shares of common stock outstanding.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 30, 2024, the Company filed a Certificate of Amendment to Designations of Preferences and Rights of Series 9 Preferred Stock (the “Certificate of Amendment”) with the Secretary of State of the State of Nevada, which now allows the Company to pay the holders of Series 9 Preferred Stock, if such holders agree, with securities or other property of the Company in an amount equal to the Series 9 Preferred Liquidation Amount (as defined in the Series 9 Preferred Stock Certificate of Designation) in the event the Company elects to redeem all of any portion of the Series 9 Preferred Stock then issued and outstanding (a “Corporation Optional Conversion”). Previously, the Company was to pay any such amount in only cash. The Certificate of Amendment also now provides that the Company will provide notice of a Corporation Optional Conversion to the holders of Series 9 Preferred Stock within five business days prior to the consummation of such redemption rather than five business days following the determination of the Company’s board of directors to consummate such redemption.

In addition, the Certificate of Amendment eliminates the requirement for the Company to obtain the written consent of the holders of at least a majority of the outstanding Series 9 Preferred Stock before repaying any outstanding indebtedness owed to any holder of Series 9 Preferred Stock or its affiliates.

The foregoing description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to Designations of Preferences and Rights of Series 9 Preferred Stock
4.1	Promissory Note, dated as of May 1, 2024
10.1*	Note Purchase Agreement, dated as of May 1, 2024, by and between XTI Aerospace, Inc. and Streeterville Capital, LLC
10.2	Guaranty, dated as of May 1, 2024, of XTI Aircraft Company
10.3	Pledge Agreement, dated as of May 1, 2024, by and between XTI Aerospace, Inc. and Streeterville Capital, LLC
10.4*	Security Agreement, dated as of May 1, 2024, by and between XTI Aircraft Company and Streeterville Capital, LLC
10.5	Form of Exchange Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain schedules, exhibits and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish copies of such omitted materials supplementally upon request by the U.S. Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XTI AEROSPACE, INC.

Date: May 1, 2024	By:	/s/ Scott Pomeroy
	Name:	Scott Pomeroy
	Title:	Chief Executive Officer